UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 24, 2006

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-05020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events.

On July 21, 2006, at its regular meeting of the Board of Directors of Heritage Oaks Bancorp, the Board declared an $0.08 cents per-share dividend for all shareholders of record on August 11, 2006, payable on August 25, 2006.

In addition, on July 21, 2006, the Board of Directors adopted a resolution authorizing the repurchase of up to 40,000 shares of Company stock.

Please refer to the Press Release dated July 24, 2006 attached hereto and made a part hereof.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99	99.1 Press Release dated July 24, 2006 announcing a cash dividend and a stock repurchase plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006	Heritage Oaks Bancorp

	By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 24, 2006 announcing a cash dividend and a stock repurchase plan.